SUPPLEMENT TO THE

FIDELITY® SMALL CAP GROWTH FUND

FIDELITY SMALL CAP VALUE FUND

Funds of Fidelity Securities Fund

STATEMENT OF ADDITIONAL INFORMATION

September 29, 2005

James Harmon no longer manages Small Cap Growth Fund. All references of James Harmon are removed from the "Management Contracts" section.

The following information has been removed from the "Trustees and Officers" section on page 19.

James M. Harmon (34)
Year of Election or Appointment: 2005 Vice President of Small Cap Growth. He also manages other Fidelity funds, and has worked as a research analyst, portfolio assistant and portfolio manager.

SCP/SCVB-05-03 November 18, 2005
1.811502.102